AMENDED
AND RESTATED

           BYLAWS

             OF

ROYCE
MICRO-CAP
TRUST, INC.

   A Maryland
Corporation

         ARTICLE I


STOCKHOLDERS

          SECTION 1.
Annual Meetings.
The annual meeting
of the stockholders
of Royce
Micro-Cap
Trust, Inc. (the
"Corporation")
shall be held on a
date fixed from
time to time by the
Board of Directors
within
the thirty-one (31)
day period ending
on April 30 of each
calendar year.  An
annual meeting
may be held at any
place in the United
States, in or out of
the State of
Maryland, as may
be determined by
the Board of
Directors,
and shall be
designated in the
notice of the
meeting, and at the
time specified by
the Board of
Directors.  Unless
otherwise provided
by statute, the
Corporation's
Articles of
Incorporation or
these Bylaws, any
business of the
Corporation may
be transacted at an
annual meeting
without being
specifically
designated in the
notice.

          SECTION 2.
Special Meetings.
Special meetings of
the stockholders
for any purpose or
purposes, unless
otherwise
prescribed by
statute or by the
Corporation's
Articles of
Incorporation, may
be held
at any place within
the United States,
and may be called
at any time by the
Board of Directors
or by the President,
and shall be called
by the President or
Secretary at the
request in writing
of a majority of the
Board of Directors
or at the request in
writing of
stockholders
entitled to cast at
least a majority of
the votes entitled
to be cast at
the meeting upon
payment by such
stockholders to the
Corporation of the
reasonably
estimated cost of
preparing
and mailing a
notice of the
meeting (which
estimated cost shall
be provided to such
stockholders by the
Secretary
of the
Corporation).

          SECTION 3.
Notice of
Meetings.  Written
or printed notice of
the purpose or
purposes, in the
case of a special
meeting, and of the
time and place of
every meeting of
the stockholders
shall be given by
the
Secretary of the
Corporation to
each stockholder of
record entitled to
vote at the
meeting, by placing
the notice
in the mail at least
ten (10) days, but
not more than
ninety (90) days,
prior to the date
designated for the
meeting,
addressed to each
stockholder at his
address appearing
on the books of the
Corporation or
supplied by the
stockholder to the
Corporation for the
purpose of notice.
The notice of any
meeting of
stockholders may
be
accompanied by a
form of proxy
approved by the
Board of Directors
in favor of the
actions or persons
as the
Board of Directors
may select.  Notice
of any meeting of
stockholders shall
be deemed waived
by any
stockholder who
attends the meeting
in person or by
proxy, or who
before or after the
meeting submits a
signed
waiver of notice
that is filed with the
records of the
meeting.
          SECTION 4.
Quorum.  The
presence in person
or by proxy of
stockholders of the
Corporation
entitled to cast at
least a majority of
the votes entitled
to be cast shall
constitute a
quorum at each
meeting of the
stockholders, and
all questions shall
be decided by a
majority of the
votes cast on the
question (except
with
respect to the
election of
directors, which
shall be by plurality
of the votes cast),
unless otherwise
required by
the laws of the
State of Maryland,
the Investment
Company Act of
1940, as amended,
or the
Corporation's
Articles of
Incorporation.  In
the absence of a
quorum, the
stockholders
present in person
or by proxy at the
meeting, by
majority vote and
without notice
other than by
announcement at
the meeting, may
adjourn the
meeting from time
to time as provided
in Section 5 of this
Article I until a
quorum shall
attend.  The
stockholders
present at any duly
organized meeting
may continue to do
business until
adjournment,
notwithstanding the
withdrawal of
enough
stockholders to
leave less than a
quorum.  The lack
of presence at any
meeting in person
or by proxy of
holders of the
number of shares of
stock of the
Corporation of the
proportion that
may be required
by the laws of the
State of Maryland,
the Investment
Company Act of
1940, as amended,
or other applicable
statute, the
Corporation's
Articles of
Incorporation or
these Bylaws, for
action upon any
given matter shall
not
prevent action at
the meeting on any
other matter or
matters that may
properly come
before the meeting,
so long
as there are
present, in person
or by proxy,
holders of the
number of shares of
stock of the
Corporation
required
for action upon the
other matter or
matters.

          SECTION 5.
Adjournment.  Any
meeting of the
stockholders may
be adjourned from
time to
time, without
notice other than
by announcement
at the meeting at
which the
adjournment is
taken.  At any
adjourned meeting
at which a quorum
shall be present,
any action may be
taken that could
have been taken at
the meeting
originally called.  A
meeting of the
stockholders may
not be adjourned to
a date more than
one
hundred twenty
(120) days after the
original record
date, unless a new
record date is set
by the Board of
Directors and
further notice is
provided to the
stockholders.

          SECTION 6.
Organization.  At
every meeting of
the stockholders,
the President, or in
his absence
or inability to act, a
Vice President, or
in the absence or
inability to act of
the President and
all the Vice
Presidents, a
chairman chosen by
the stockholders,
shall act as
chairman of the
meeting.  The
Secretary, or in his
absence or inability
to act, a person
appointed by the
chairman of the
meeting, shall act
as secretary of the
meeting and keep
the minutes of the
meeting.

          SECTION 7.
Order of Business.
The order of
business at all
meetings of the
stockholders shall
be as determined
by the chairman of
the meeting.

          SECTION 8.
Voting.  Except as
otherwise provided
by statute or the
Corporation's
Articles of
Incorporation, each
holder of record of
shares of stock of
the Corporation
having voting
power shall be
entitled
at each meeting of
the stockholders to
one (1) vote for
every full share of
stock, and
proportional voting
rights
for fractional
shares of stock,
standing in his
name on the
records of the
Corporation as of
the record date
determined
pursuant to Section
9 of this Article I.

          Each
stockholder entitled
to vote at any
meeting of
stockholders may
authorize another
person
or persons to act
for him by a proxy
signed by the
stockholder or his
attorney-in-fact.  A
stockholder may
authorize another
person or persons
to act as proxy by
transmitting, or
authorizing the
transmission of, a
telegram,
cablegram,
datagram or other
means of electronic
transmission to the
person or persons
authorized to
act as proxy or to a
proxy solicitation
firm, proxy support
service
organization or
other person
authorized by the
person or persons
who will act as
proxy to receive
the transmission.
No proxy shall be
valid after the
expiration
of eleven (11)
months from the
date thereof, unless
otherwise provided
in the proxy.
Every proxy shall
be
revocable at the
pleasure of the
stockholder
executing it, except
in those cases in
which the proxy
states that it
is irrevocable and
in which an
irrevocable proxy is
permitted by law.

          SECTION 9.
Fixing of Record
Date for
Determining
Stockholders
Entitled to Notice
and to Vote
at Meeting.  The
Board of Directors
may set a record
date for the
purpose of
determining
stockholders
entitled
to notice of, and to
vote at, any
meeting of the
stockholders.  The
record date for a
particular meeting
shall be
not more than
ninety (90) nor
fewer than ten (10)
days before the
date of the
meeting.  All
persons who were
holders of record
of shares as of the
record date of a
meeting, and no
others, shall be
entitled to vote at
such
meeting and any
adjournment
thereof.

          SECTION
10.  Inspectors.
The Board of
Directors may, in
advance of any
meeting of
stockholders,
appoint one (1) or
more inspectors to
act at the meeting
or at any
adjournment of the
meeting.
If the inspectors
shall not be so
appointed or if any
of them shall fail to
appear or act, the
chairman of the
meeting
may appoint
inspectors.  Each
inspector, before
entering upon the
discharge of his
duties, shall, if
required by
the chairman of the
meeting, take and
sign an oath to
execute faithfully
the duties of
inspector of the
meeting with
strict impartiality
and according to
the best of his
ability.  The
inspectors shall
determine the
number of shares
outstanding and the
voting power of
each share, the
number of shares
represented at the
meeting, the
existence
of a quorum and
the validity and
effect of proxies,
and shall receive
votes, ballots or
consents, hear and
determine
all challenges and
questions arising in
connection with the
right to vote, count
and tabulate all
votes, ballots or
consents, determine
the result and do
those acts as are
proper to conduct
the election or vote
with fairness to all
stockholders.  On
request of the
chairman of the
meeting or any
stockholder entitled
to vote at the
meeting, the
inspectors shall
make a report in
writing of any
challenge, request
or matter
determined by them
and shall execute
a certificate of any
fact found by them.
No director or
candidate for the
office of director
shall act as
inspector
of an election of
directors.
Inspectors need not
be stockholders of
the Corporation.

          SECTION
11.  Consent of
Stockholders in
Lieu of Meeting.
Except as
otherwise provided
by
statute or the
Corporation's
Articles of
Incorporation, any
action required to
be taken at any
annual or special
meeting of
stockholders, or
any action that may
be taken at any
annual or special
meeting of the
stockholders,
may be taken
without a meeting,
without prior
notice and without
a vote, if the
following are filed
with the
records of
stockholders'
meetings:  (a) a
unanimous written
consent that sets
forth the action and
is signed by
each stockholder
entitled to vote on
the matter and (b) a
written waiver of
any right to dissent
signed by each
stockholder entitled
to notice of the
meeting but not
entitled to vote at
the meeting.

          SECTION
12.   Nominations
of Directors.  Only
persons who are
nominated in
accordance with
the following
procedures shall be
eligible for election
as directors.
Nominations of
persons for election
to the
Board of Directors
may be made at a
meeting of
stockholders by or
at the direction of
the Board of
Directors,
by any nominating
committee or
person appointed
by the Board of
Directors or by any
stockholder entitled
to
vote for the
election of
directors at the
meeting who
complies with the
notice procedures
set forth in this
Section
12.  Such
nominations, other
than those made by
or at the direction
of the Board of
Directors, shall be
made
pursuant to timely
notice in writing to
the Secretary.  To
be timely, a
stockholder's
notice shall be
delivered to
or mailed and
received at the
Corporation's
principal executive
office not less than
fifteen (15) days
nor more than
sixty (60) days
prior to the
meeting; provided,
however, that in
the event that less
than thirty (30)
days' notice
or prior public
disclosure of the
date of the meeting
is given or made to
stockholders,
notice by the
stockholder
to be timely must
be so received no
later than the close
of business on the
tenth (10th) day
following the day
on
which such notice
of the date of the
meeting was mailed
or such public
disclosure was
made.  Such
stockholder's
notice shall set
forth:  (a) as to
each person who
the stockholder
proposes to
nominate for
election or
re-election
as a director, (i) the
name, age, business
address and
residence address
of the person, (ii)
the person's
principal
occupation or
employment, (iii)
the class, series (if
any) and number of
shares of stock of
the Corporation
which
are beneficially
owned by the
person and (iv) any
other information
relating to the
person that is
required to be
disclosed in
solicitations for
proxies for election
of directors
pursuant to
Regulation 14A
under the
Securities
Exchange Act of
1934 or any
successor rule or
regulation thereto;
and (b) as to the
stockholder giving
the notice,
(i) the stockholder's
name and record
address and (ii) the
class, series (if any)
and number of
shares of stock of
the Corporation
which are
beneficially owned
by the stockholder.
The Corporation
may require any
proposed
nominee to furnish
such other
information as may
reasonably be
required by the
Corporation to
determine such
proposed nominee's
eligibility to serve
as a director.  No
person shall be
eligible for election
as a director unless
nominated in
accordance with
the procedures set
forth herein.

          The
presiding officer at
the meeting shall, if
the facts warrant,
determine and
declare to the
meeting that a
nomination was not
made in accordance
with the foregoing
procedures, and if
he should so
determine, he shall
so declare to the
meeting and the
defective
nomination shall be
disregarded.

          SECTION
13.   Business at
Annual Meeting.
At an annual
meeting of the
stockholders, only
such
business shall be
conducted as shall
have been properly
brought before the
meeting.  To be
properly brought
before an annual
meeting, business
must be specified in
the notice of the
meeting (or any
supplement
thereto)
given by or at the
direction of the
Board of Directors,
otherwise be
properly brought
before the meeting
by or
at the direction of
the Board of
Directors or
otherwise be
properly brought
before the meeting
by a stockholder.
In addition to any
other applicable
requirements, for
business to be
properly brought
before an annual
meeting
by a stockholder,
the stockholder
must have given
timely notice
thereof in writing
to the Secretary.
To be timely,
a stockholder's
notice must be
delivered to or
mailed and received
at the
Corporation's
principal executive
office
not less than fifteen
(15) days nor more
than sixty (60) days
prior to the
meeting (or, with
respect to a
proposal
required to be
included in the
Corporation's
proxy statement
pursuant to Rule
14a-8 of
Regulation 14A
under
the Securities
Exchange Act of
1934 or its
successor
provision, the
earlier date such
proposal was
received);
provided, however,
that in the event
that less than thirty
(30) days' notice or
prior public
disclosure of the
date
of the meeting is
given or made to
stockholders,
notice by the
stockholder to be
timely must be so
received no
later than the close
of business on the
tenth (10th) day
following the day
on which such
notice of the date
of the
annual meeting was
mailed or such
public disclosure
was made.  A
stockholder's
notice to the
Secretary shall set
forth, as to each
matter the
stockholder
proposes to bring
before the annual
meeting, (a) a brief
description of
the business desired
to be brought
before the annual
meeting and the
reason(s) for
conducting such
business at
the annual meeting,
(b) the name and
record address of
the stockholder
proposing such
business, (c) the
class,
series (if any) and
number of shares of
the Corporation
which are
beneficially owned
by the stockholder
and (d)
any material
interest of the
stockholder in such
business.


Notwithstanding
anything in the
Bylaws to the
contrary, no
business shall be
conducted at the
annual
meeting except in
accordance with
the procedures set
forth in this Section
13; provided,
however, that
nothing
in this Section 13
shall be deemed to
preclude discussion
by any stockholder
of any business
properly brought
before the annual
meeting in
accordance with
such procedures.

     The presiding
officer at the
meeting shall, if the
facts warrant,
determine and
declare to the
meeting that
business was not
properly brought
before the meeting
in accordance with
the provisions of
this Section 13, and
if he should so
determine, he shall
so declare to the
meeting and any
such business not
properly brought
before
the meeting shall
not be transacted.


         ARTICLE II

     BOARD OF
DIRECTORS

          SECTION 1.
General Powers.
Except as
otherwise provided
in the Corporation's
Articles of
Incorporation, the
business and affairs
of the Corporation
shall be managed
under the direction
of the Board of
Directors.  All
powers of the
Corporation may
be exercised by or
under authority of
the Board of
Directors
except as conferred
on or reserved to
the stockholders by
law, by the
Corporation's
Articles of
Incorporation or
by these Bylaws.

          SECTION 2.
Number, Election
and Term of
Directors.  The
number of directors
shall be fixed
from time to time
by resolution of the
Board of Directors
adopted by a
majority of the
directors then in
office;
provided, however,
that the number of
directors shall in no
event be fewer than
three (3) nor,
subject to the
charter of the
Corporation, more
than eleven (11).
Directors shall hold
office for one year
or until the first
annual
election following
their election and
until their
successors are duly
elected and qualify.
The directors shall
be
elected at the
annual meeting of
the stockholders,
except as provided
in Section 5 of this
Article, and each
director elected
shall hold office
until his successor
shall have been
elected and shall
have qualified, until
his death
or until he shall
have resigned or
have been removed
as provided in
these Bylaws, or as
otherwise provided
by
statute or the
Corporation's
Articles of
Incorporation.
Any vacancy
created by an
increase in
directors may be
filled in accordance
with Section 5 of
this Article II.  No
reduction in the
number of directors
shall have the effect
of removing any
director from office
prior to the
expiration of his
term unless the
director is
specifically
removed
pursuant to Section
4 of this Article II
at the time of the
decrease.  A
director need not
be a stockholder of
the
Corporation, a
citizen of the
United States or a
resident of the
State of Maryland.

          SECTION 3.
Resignation.  A
director of the
Corporation may
resign at any time
by giving written
notice of his
resignation to the
Board of Directors
or to the President
or the Secretary of
the Corporation.
Any
resignation shall
take effect at the
time specified in it
or, should the time
when it is to
become effective
not be
specified in it,
immediately upon
its receipt.  Unless
the resignation
states otherwise,
acceptance of a
resignation
shall not be
necessary to make
it effective.

          SECTION 4.
Removal of
Directors.  Any
director of the
Corporation may
be removed by the
stockholders, with
or without cause,
by a vote of a
majority of the
votes entitled to be
cast for the election
of
directors.

          SECTION 5.
Vacancies.  Subject
to the provisions of
the Investment
Company Act of
1940, as
amended, any
vacancies in the
Board of Directors,
whether arising
from death,
resignation,
removal or any
other
cause except an
increase in the
number of
directors, shall be
filled by a vote of
the majority of the
directors then
in office even
though that
majority is less than
a quorum, provided
that no vacancy or
vacancies shall be
filled
by action of the
remaining directors
if, after the filling
of the vacancy or
vacancies, fewer
than two-thirds of
the
directors then
holding office shall
have been elected
by the stockholders
of the Corporation.
A majority of the
entire Board in
office at the time of
the increase may fill
a vacancy that
results from an
increase in the
number
of directors.  In the
event that at any
time a vacancy
exists in any office
of a director that
may not be filled by
the
remaining
directors, a special
meeting of the
stockholders shall
be held as promptly
as possible and in
any event
within sixty (60)
days, for the
purpose of filling
the vacancy or
vacancies.  Any
director appointed
by the Board
of Directors to fill a
vacancy shall hold
office only until the
next annual
meeting of
stockholders of the
Corporation and
until a successor
has been elected
and qualifies or
until his earlier
death, resignation
or removal.

          SECTION 6.
Place of Meetings.
Meetings of the
Board of Directors
may be held at any
place
that the Board of
Directors may from
time to time
determine or that is
specified in the
notice of the
meeting.

          SECTION 7.
Regular Meetings.
Regular meetings
of the Board of
Directors may be
held without
notice at the time
and place
determined by the
Board of Directors.

          SECTION 8.
Special Meetings.
Special meetings of
the Board of
Directors may be
called by a
majority of the
directors of the
Corporation or by
the President.

          SECTION 9.
Annual Meeting.
The annual meeting
of the Board of
Directors shall be
held as
soon as practicable
after the meeting of
stockholders at
which the directors
were elected.  No
notice of such
annual meeting
shall be necessary if
held immediately
after the
adjournment, and
at the site, of the
meeting of
stockholders.  If
not so held, notice
shall be given as
hereinafter
provided for
special meetings of
the Board of
Directors.

          SECTION
10.  Notice of
Special Meetings.
Notice of each
special meeting of
the Board of
Directors shall be
given by the
Secretary or the
President as
hereinafter
provided.  Each
notice shall state
the time
and place of the
meeting and shall
be delivered to
each director,
either personally or
by telephone or
other
standard form of
telecommunication,
at least twenty-four
(24) hours before
the time at which
the meeting is to
be held, or by
first-class mail,
postage prepaid,
addressed to the
director at his
residence or usual
place of
business, and
mailed at least
three (3) days
before the day on
which the meeting
is to be held.

          SECTION
11.  Waiver of
Notice of
Meetings.  Notice
of any special
meeting need not
be given
to any director who
shall, either before
or after the
meeting, sign a
written waiver of
notice that is filed
with the
records of the
meeting or who
shall attend the
meeting.

          SECTION
12.  Quorum and
Voting.  One-third
(1/3) of the
members of the
entire Board of
Directors shall be
present in person at
any meeting of the
Board so as to
constitute a
quorum for the
transaction
of business at the
meeting, and,
except as otherwise
expressly required
by statute, the
Corporation's
Articles of
Incorporation,
these Bylaws, the
Investment
Company Act of
1940, as amended,
or any other
applicable statute,
the act of a
majority of the
directors present at
any meeting at
which a quorum is
present shall be the
act of the
Board.  In the
absence of a
quorum at any
meeting of the
Board, a majority
of the directors
present may
adjourn
the meeting to
another time and
place, and notice of
any adjourned
meeting shall be
given to the
directors who
were not present at
the time of the
adjournment and,
unless the time and
place were
announced at the
meeting
at which the
adjournment was
taken, to the other
directors.  At any
adjourned meeting
at which a quorum
is
present, any
business may be
transacted that
might have been
transacted at the
meeting as
originally called.

          SECTION
13.  Organization.
The President or, in
his absence or
inability to act,
another director
chosen by a
majority of the
directors present
shall act as
chairman of the
meeting and
preside at the
meeting.  The
Secretary (or, in his
absence or inability
to act, any person
appointed by the
chairman) shall act
as secretary of
the meeting and
keep the minutes of
the meeting.

          SECTION
14.  Committees.
The Board of
Directors may
designate one (1)
or more
committees
of the Board of
Directors, each
consisting of one
(1) or more
directors.  To the
extent provided in
the resolution
and permitted by
law, the committee
or committees shall
have and may
exercise the powers
of the Board of
Directors in the
management of the
business and affairs
of the Corporation.
Any committee or
committees shall
have the name or
names determined
from time to time
by resolution
adopted by the
Board of Directors.
Each
committee shall
keep regular
minutes of its
meetings and
provide those
minutes to the
Board of Directors
when
required.  The
members of a
committee present
at any meeting,
whether or not they
constitute a
quorum, may
appoint a director
to act in the place
of an absent
member.

          SECTION
15.  Written
Consent of
Directors in Lieu of
a Meeting.  Subject
to the provisions of
the Investment
Company Act of
1940, as amended,
any action required
or permitted to be
taken at any
meeting
of the Board of
Directors or of any
committee of the
Board may be
taken without a
meeting if all
members of
the Board or
committee, as the
case may be,
consent thereto in
writing, and the
writing or writings
are filed with
the minutes of the
proceedings of the
Board or
committee.

          SECTION
16.  Telephone
Conference.
Members of the
Board of Directors
or any committee
of
the Board may
participate in any
Board or
committee meeting
by means of a
conference
telephone or similar
communications
equipment by
means of which all
persons
participating in the
meeting can hear
each other at the
same time.
Participation by
such means shall
constitute presence
in person at the
meeting.

          SECTION
17.  Compensation.
Each director shall
be entitled to
receive such
compensation, if
any, as may from
time to time be
fixed by the Board
of Directors,
including a fee for
each meeting of the
Board
or any committee
thereof, regular or
special, he attends.
Directors may also
be reimbursed by
the Corporation
for all reasonable
expenses incurred
in traveling to and
from the place of a
Board or
committee meeting.


        ARTICLE III

    OFFICERS,
AGENTS AND

EMPLOYEES

          SECTION 1.
Number and
Qualifications.  The
officers of the
Corporation shall
be a President,
a Secretary and a
Treasurer, each of
whom shall be
elected by the
Board of Directors.
The Board of
Directors
may elect or
appoint one (1) or
more Vice
Presidents and may
also appoint any
other officers,
agents and
employees it deems
necessary or
proper.  Any two
(2) or more offices
may be held by the
same person,
except
the office of
President and Vice
President, but no
officer shall
execute,
acknowledge or
verify in more than
one
capacity any
instrument required
by law to be
executed,
acknowledged or
verified in more
than one capacity.
Officers shall be
elected by the
Board of Directors
each year at its first
meeting held after
the annual meeting
of
stockholders, each
to hold office until
the meeting of the
Board following
the next annual
meeting of the
stockholders and
until his successor
shall have been
duly elected and
shall have qualified,
until his death or
until
he shall have
resigned or have
been removed, as
provided by these
Bylaws.  The
Board of Directors
may from
time to time elect
such officers
(including one or
more Assistant
Vice Presidents,
one or more
Assistant
Treasurers and one
or more Assistant
Secretaries) and
may appoint, or
delegate to the
President the
power to
appoint, such
agents as may be
necessary or
desirable for the
business of the
Corporation.  Such
other officers
and agents shall
have such duties
and shall hold their
offices for such
terms as may be
prescribed by the
Board
or by the
appointing
authority.

          SECTION 2.
Resignations.  Any
officer of the
Corporation may
resign at any time
by giving
written notice of
his resignation to
the Board of
Directors, the
President or the
Secretary.  Any
resignation shall
take effect at the
time specified
therein or, if the
time when it shall
become effective is
not specified
therein,
immediately upon
its receipt.  Unless
otherwise stated in
the resignation, the
acceptance of a
resignation shall
not
be necessary to
make it effective.

          SECTION 3.
Removal of
Officer, Agent or
Employee.  Any
officer, agent or
employee of the
Corporation may
be removed by the
Board of Directors,
with or without
cause, at any time
if the Board of
Directors in its
judgment finds that
the best interests of
the Corporation
will be served
thereby, and the
Board
may delegate the
power of removal
as to agents and
employees not
elected or
appointed by the
Board of
Directors.
Removal shall be
without prejudice
to the person's
contract rights, if
any, but the
appointment of any
person as an
officer, agent or
employee of the
Corporation shall
not of itself create
contract rights.

          SECTION 4.
Vacancies.  A
vacancy in any
office, whether
arising from death,
resignation,
removal or any
other cause, may
be filled for the
unexpired portion
of the term of the
office that shall be
vacant,
in the manner
prescribed in these
Bylaws for the
regular election or
appointment to the
office.

          SECTION 5.
Compensation.
The compensation
of the officers of
the Corporation
shall be fixed
by the Board of
Directors, but this
power may be
delegated to any
officer with respect
to other officers
under
his control.

          SECTION 6.
Bonds or Other
Security.  If
required by the
Board, any officer,
agent or employee
of the Corporation
shall give a bond or
other security for
the faithful
performance of his
duties, in an
amount and
with any surety or
sureties as the
Board may require.

          SECTION 7.
President.  The
President shall be
the chief executive
officer of the
Corporation and
shall preside at all
meetings of the
stockholders and of
the Board of
Directors.  The
President shall,
subject to
the control of the
Board of Directors,
have general
charge of the
business and affairs
of the Corporation
and may
employ and
discharge
employees and
agents of the
Corporation,
except those
elected or
appointed by the
Board,
and he may
delegate these
powers.

          SECTION 8.
Vice President.
Each Vice
President shall have
the powers and
perform the duties
that the Board of
Directors or the
President may from
time to time
prescribe.

          SECTION 9.
Treasurer.  Subject
to the provisions of
any contract that
may be entered into
with
any custodian
pursuant to
authority granted
by the Board of
Directors, the
Treasurer shall
have charge of all
receipts and
disbursements of
the Corporation
and shall have or
provide for the
custody of the
Corporation's
funds and
securities; he shall
have full authority
to receive and give
receipts for all
money due and
payable to the
Corporation, and
to endorse checks,
drafts and
warrants, in its
name and on its
behalf, and to give
full discharge
for the same; he
shall deposit all
funds of the
Corporation,
except those that
may be required for
current use, in
such banks or other
places of deposit as
the Board of
Directors may from
time to time
designate; and he
shall,
in general, perform
all duties incident
to the office of
Treasurer and such
other duties as may
from time to time
be assigned to him
by the Board of
Directors or the
President.

          SECTION
10.  Secretary.  The
Secretary shall:

               (a)  Keep
or cause to be kept,
in one or more
books provided for
the purpose, the
minutes
of all meetings of
the Board of
Directors, the
committees of the
Board and the
stockholders;

               (b)  See
that all notices are
duly given in
accordance with
the provisions of
these Bylaws
and as required by
law;

               (c)  Be
custodian of the
records and the
seal of the
Corporation and
affix and attest the
seal to all stock
certificates of the
Corporation
(unless the seal of
the Corporation on
such certificates
shall be
a facsimile, as
hereinafter
provided) and affix
and attest the seal
to all other
documents to be
executed on behalf
of the Corporation
under its seal;

               (d)  See
that the books,
reports, statements,
certificates and
other documents
and records
required by law to
be kept and filed
are properly kept
and filed; and

               (e)  In
general, perform all
the duties incident
to the office of
Secretary and such
other
duties as from time
to time may be
assigned to him by
the Board of
Directors or the
President.

          SECTION
11.  Delegation of
Duties.  In case of
the absence of any
officer of the
Corporation,
or for any other
reason that the
Board of Directors
may deem
sufficient, the
Board may confer
for the time being
the powers or
duties, or any of
them, of such
officer upon any
other officer or
upon any director.


         ARTICLE IV

           STOCK

          SECTION 1.
Stock Certificates.
To the extent
provided by the
Board of Directors,
each holder
of stock of the
Corporation shall
be entitled to have
a certificate or
certificates
representing shares
of stock of
the Corporation
owned by him.
Such certificates
shall be in a form
approved by the
Board, signed by or
in the
name of the
Corporation by the
President or a Vice
President and by
the Secretary or an
Assistant Secretary
or
the Treasurer or an
Assistant Treasurer
and sealed with the
seal of the
Corporation.  Any
or all of the
signatures
or the seal on the
certificate may be
facsimiles.  In case
any officer, transfer
agent or registrar
who has signed or
whose facsimile
signature has been
placed upon a
certificate shall
have ceased to be
such officer,
transfer agent
or registrar before
the certificate is
issued, it may
nevertheless be
issued by the
Corporation with
the same effect
as if the officer,
transfer agent or
registrar was still in
office at the date of
issue.

          SECTION 2.
Stock Ledger.
There shall be
maintained a stock
ledger containing
the name and
address of each
stockholder and the
number of shares of
stock of each class
the stockholder
holds.  The stock
ledger may be in
written form or any
other form which
can be converted
within a reasonable
time into written
form for visual
inspection.  The
original or a
duplicate of the
stock ledger shall
be kept at the
principal office of
the Corporation, at
the office of the
transfer agent for
such shares or at
any other office or
agency specified by
the Board of
Directors.

          SECTION 3.
Transfers of
Shares.  Transfers
of shares of stock
of the Corporation
shall be made
on the stock
records of the
Corporation only
by the registered
holder of the
shares, or by his
attorney thereunto
authorized by
power of attorney
duly executed and
filed with the
Secretary or with a
transfer agent or
transfer
clerk, and on
surrender of the
certificate or
certificates, if
issued, for the
shares properly
endorsed or
accompanied by a
duly executed
stock transfer
power and the
payment of all
taxes thereon.
Except as
otherwise
provided by law,
the Corporation
shall be entitled to
recognize the
exclusive right of a
person in whose
name any
share or shares
stand on the record
of stockholders as
the owner of the
share or shares for
all purposes,
including,
without limitation,
the rights to
receive dividends
or other
distributions and to
vote as the owner,
and the
Corporation shall
not be bound to
recognize any
equitable or legal
claim to or interest
in any such share
or shares
on the part of any
other person.

          SECTION 4.
Regulations.  The
Board of Directors
may authorize the
issuance of
uncertificated
securities if
permitted by law.
If stock certificates
are issued, the
Board of Directors
may make any
additional
rules and
regulations, not
inconsistent with
these Bylaws, as it
may deem
expedient
concerning the
issue, transfer
and registration of
certificates for
shares of stock of
the Corporation.
The Board may
appoint, or
authorize any
officer or officers
to appoint, one or
more transfer
agents or one or
more transfer
clerks and one or
more
registrars and may
require all
certificates for
shares of stock to
bear the signature
or signatures of any
of them.

          SECTION 5.
Lost, Destroyed or
Mutilated
Certificates.  The
holder of any
certificate
representing shares
of stock of the
Corporation shall
immediately notify
the Corporation of
its loss, destruction
or mutilation, and
the Corporation
may issue a new
certificate of stock
in the place of any
certificate issued by
it that has been
alleged to have
been lost or
destroyed or that
shall have been
mutilated.  The
Board may, in its
absolute discretion,
require the owner
(or his legal
representative) of a
lost, destroyed or
mutilated
certificate to
give to the
Corporation a bond
in a sum, limited or
unlimited, and form
and with any surety
or sureties, as the
Board in its
absolute discretion
shall determine, to
indemnify the
Corporation
against any claim
that may be made
against it on
account of the
alleged loss or
destruction of any
such certificate or
issuance of a new
certificate.
Anything herein to
the contrary
notwithstanding,
the Board of
Directors may, in
its absolute
discretion, refuse
to issue any such
new certificate,
except pursuant to
legal proceedings
under the laws of
the State of
Maryland.

          SECTION 6.
Fixing of Record
Date for Dividends,
Distributions, etc.
The Board may fix,
in
advance, a date not
more than ninety
(90) days preceding
the date fixed for
the payment of any
dividend or the
making of any
distribution or the
allotment of rights
to subscribe for
securities of the
Corporation, or for
the
delivery of
evidences of rights
or evidences of
interests arising out
of any change,
conversion or
exchange of
common stock or
other securities, as
the record date for
the determination
of the stockholders
entitled to receive
any such dividend,
distribution,
allotment, rights or
interests, and in
such case only the
stockholders of
record
at the time so fixed
shall be entitled to
receive such
dividend,
distribution,
allotment, rights or
interests.

          SECTION 7.
Information to
Stockholders and
Others.  Any
stockholder of the
Corporation or
his agent may,
during the
Corporation's usual
business hours,
inspect and copy
the Corporation's
Bylaws, minutes
of the proceedings
of its stockholders,
annual statements
of its affairs and
voting trust
agreements on file
at its
principal office.


         ARTICLE V


INDEMNIFICATI
ON AND

INSURANCE

          SECTION 1.
Indemnification of
Directors and
Officers.  Any
person who was or
is a party or
is threatened to be
made a party in any
threatened, pending
or completed
action, suit or
proceeding,
whether civil,
criminal,
administrative or
investigative, by
reason of the fact
that such person is
a current or former
director or
officer of the
Corporation, or is
or was serving
while a director or
officer of the
Corporation at the
request of
the Corporation as
a director, officer,
partner, trustee,
employee, agent or
fiduciary of another
domestic or
foreign
corporation,
partnership, joint
venture, trust,
enterprise or
employee benefit
plan shall be
indemnified by
the Corporation
against judgments,
penalties, fines,
excise taxes,
settlements and
reasonable
expenses (including
attorneys' fees)
actually incurred by
such person in
connection with
such action, suit or
proceeding to the
fullest
extent permissible
under the Maryland
General
Corporation Law
and the Investment
Company Act of
1940, as
amended, as those
statutes are now or
hereafter in force,
except that such
indemnity shall not
protect any such
person against any
liability to the
Corporation or any
stockholder thereof
to which such
person would
otherwise
be subject by
reason of willful
misfeasance, bad
faith, gross
negligence or
reckless disregard
of the duties
involved
in the conduct of
his office
("disabling
conduct").

          SECTION 2.
Advances.  Any
current or former
director or officer
of the Corporation
claiming
indemnification
within the scope of
this Article V shall
be entitled to
advances from the
Corporation for
payment
of the reasonable
expenses incurred
by him in
connection with
proceedings to
which he is a party
in the manner
and to the fullest
extent permissible
under the Maryland
General
Corporation Law
and the Investment
Company
Act of 1940, as
amended, as those
statutes are now or
hereafter in force;
provided, however,
that the person
seeking
indemnification
shall provide to the
Corporation a
written affirmation
of his good faith
belief that the
standard of
conduct necessary
for indemnification
by the Corporation
has been met and a
written undertaking
to repay any such
advance, if it
should ultimately
be determined that
the standard of
conduct has not
been met,
and provided
further that at least
one (1) of the
following
additional
conditions is met:
(a) the person
seeking
indemnification
shall provide a
security in form
and amount
acceptable to the
Corporation for his
undertaking;
(b) the Corporation
is insured against
losses arising by
reason of the
advance; or (c) a
majority of a
quorum of
directors of the
Corporation who
are neither
"interested
persons" as defined
in Section 2(a)(19)
of the Investment
Company Act of
1940, as amended,
nor parties to the
proceeding
("disinterested
non-party
directors"), or
independent legal
counsel, in a
written opinion,
shall determine,
based on a review
of facts
readily-available to
the Corporation at
the time the
advance is
proposed to be
made, that there is
reason to believe
that the person
seeking
indemnification will
ultimately be found
to be entitled to
indemnification.

          SECTION 3.
Procedure.  At the
request of any
current or former
director or officer,
or any
employee or agent
whom the
Corporation
proposes to
indemnify, the
Board of Directors
shall determine, or
cause to be
determined, in a
manner consistent
with the Maryland
General
Corporation Law
and the Investment
Company Act of
1940, as amended,
as those statutes
are now or
hereafter in force,
whether the
standards
required by this
Article V and
Section 2-418 of
the Maryland
General
Corporation Law
have been met;
provided,
however, that
indemnification
shall be made only
following:  (a) a
final decision on
the merits by a
court or other
body before whom
the proceeding was
brought that the
person to be
indemnified was
not liable by reason
of
disabling conduct
or (b) in the
absence of such a
decision, a
reasonable
determination,
based upon a
review of
the facts, that the
person to be
indemnified was
not liable by reason
of disabling
conduct, by (i) the
vote of a
majority of a
quorum of
disinterested
non-party directors
or (ii) an
independent legal
counsel in a written
opinion.

          SECTION 4.
Indemnification of
Employees and
Agents.
Employees and
agents who are not
officers or directors
of the Corporation
may be
indemnified, and
reasonable
expenses may be
advanced to such
employees or
agents, in
accordance with
the procedures set
forth in this Article
V to the extent
permissible under
the Maryland
General
Corporation Law
and the Investment
Company Act of
1940, as amended,
as those statutes
are now or
hereafter in force,
and to such further
extent, consistent
with the foregoing,
as may be provided
by
action of the Board
of Directors or by
contract.

          SECTION 5.
Other Rights.  The
indemnification
provided by this
Article V shall not
be deemed
exclusive of any
other right, with
respect to
indemnification or
otherwise, to which
those seeking such
indemnification
may be entitled
under any
insurance or other
agreement, vote of
stockholders or
disinterested
directors or
otherwise, both as
to action by a
director or officer
of the Corporation
in his capacity as
such and
as to action by such
person in another
capacity while
holding such office
or position, and
shall continue as to
a
person who has
ceased to be a
director or officer
and shall inure to
the benefit of the
heirs, executors
and
administrators of
such a person.

          SECTION 6.
Insurance.  The
Corporation shall
have the power to
purchase and
maintain
insurance on behalf
of any person who
is or was a
director, officer,
employee or agent
of the Corporation,
or
who, while a
director, officer,
employee or agent
of the Corporation,
is or was serving at
the request of the
Corporation as a
director, officer,
partner, trustee,
employee, agent or
fiduciary of another
domestic or foreign
corporation,
partnership, joint
venture, trust,
enterprise or
employee benefit
plan, against any
liability asserted
against and
incurred by him in
any such capacity
or arising out of his
status as such,
whether or not the
Corporation would
have the power to
indemnify him
against such
liability.


         ARTICLE VI

            SEAL

     The seal of the
Corporation shall
be circular in form
and shall bear the
name of the
Corporation, the
year
of its
incorporation, the
words "Corporate
Seal" and
"Maryland" and
any emblem or
device approved by
the
Board of Directors.
The seal may be
used by causing it
or a facsimile to be
impressed or
affixed or in any
other
manner
reproduced, or by
placing the word
"(Seal)" adjacent to
the signature of the
authorized officer
of the
Corporation.


        ARTICLE
VII

        FISCAL
YEAR

          SECTION 1.
Fiscal Year.  The
Corporation's fiscal
year shall be fixed
by the Board of
Directors.
          SECTION 2.
Accountant.

               (a)  The
Corporation shall
employ an
independent public
accountant or a
nationally-
recognized firm of
independent public
accountants as its
Accountant to
examine the
accounts of the
Corporation
and to certify
financial statements
of the Corporation.
The Accountant's
certificates and
reports shall be
addressed both to
the Board of
Directors and to
the stockholders.
The employment of
the Accountant
shall be
conditioned upon
the right of the
Corporation to
terminate the
employment
forthwith without
any penalty by vote
of a majority of the
outstanding voting
securities at any
stockholders'
meeting called for
that purpose.

               (b)  A
majority of the
members of the
Board of Directors
who are not
"interested
persons"
(as such term is
defined in the
Investment
Company Act of
1940, as amended)
of the Corporation
shall select the
Accountant at any
meeting held within
thirty (30) days
before or after the
beginning of the
fiscal year of the
Corporation or
before the annual
stockholders'
meeting in that
year.  Such
selection shall be
submitted for
ratification or
rejection at the
next succeeding
annual
stockholders'
meeting.  If such
meeting shall reject
such
selection, the
Accountant shall be
selected by
majority vote of the
Corporation's
outstanding voting
securities,
either at the
meeting at which
the rejection
occurred or at a
subsequent meeting
of stockholders
called for that
purpose.

               (c)  Any
vacancy occurring
between annual
meetings, due to
the resignation of
the
Accountant, may
be filled by the vote
of a majority of the
members of the
Board of Directors
who are not
"interested
persons" of the
Corporation, as
that term is defined
in the Investment
Company Act of
1940, at a
meeting called for
the purpose of
voting on such
action.


        ARTICLE
VIII

   CUSTODY OF
SECURITIES

          SECTION 1.
Employment of a
Custodian.  The
Corporation shall
place and at all
times maintain
in the Custodian
(including any
sub-custodian for
the Custodian) all
funds, securities
and similar
investments
owned by the
Corporation.  The
Custodian (and any
sub-custodian)
shall be an
institution
conforming to the
requirements of
Section 17(f) of the
Investment
Company Act of
1940, as amended,
and the rules of the
Securities and
Exchange
Commission
thereunder.  The
Custodian shall be
appointed from
time to time by the
Board of Directors,
which shall fix its
remuneration.

          Subject to
such rules,
regulations and
orders as the
Securities and
Exchange
Commission may
adopt, the
Corporation may
direct the
Custodian to
deposit all or any
part of the
securities owned by
the
Corporation in a
system for the
central handling of
securities
established by a
national securities
exchange or a
national securities
association
registered with the
Securities and
Exchange
Commission, or
otherwise in
accordance with
the Investment
Company Act of
1940, as amended,
pursuant to which
system all securities
of
any particular class
of any issuer
deposited within
the system are
treated as fungible
and may be
transferred or
pledged by
bookkeeping entry
without physical
delivery of such
securities, provided
that all such
deposits shall
be subject to
withdrawal only
upon the order of
the Corporation or
the Custodian.

          SECTION 2.
Termination of
Custodian
Agreement.  Upon
termination of the
Custodian
Agreement or
inability of the
Custodian to
continue to serve,
the Board of
Directors shall
promptly appoint a
successor
Custodian, but in
the event that no
successor
Custodian can be
found who has the
required
qualifications and is
willing to serve, the
Board of Directors
shall call as
promptly as
possible a special
meeting
of the stockholders
to determine
whether the
Corporation shall
function without a
Custodian or shall
be
liquidated.  If so
directed by vote of
the holders of a
majority of the
outstanding shares
of stock entitled to
vote
of the Corporation,
the Custodian shall
deliver and pay
over all property of
the Corporation
held by it as
specified
in such vote.


         ARTICLE IX


AMENDMENTS

          These
Bylaws may be
amended or
repealed by the
affirmative vote of
a majority of the
Board of
Directors at any
regular or special
meeting of the
Board of Directors,
subject to the
requirements of the
Investment
Company Act of
1940, as amended.




Dated: June 18,
1998